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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of the earliest event reported): November 15, 2004

                                  ISRAMCO, INC.

             (Exact name of registrant as specified in its charter)


            Delaware                    0-12500                13-3145265
(State or other Jurisdiction of      (Commission             (IRS Employer
 Identification Incorporation)       File Number)          Identification No.)


                      11767 KATY FREEWAY, HOUSTON, TX 77079
               (Address of principal executive offices) (Zip Code)

                                  713-621-3882
              (Registrant's telephone number, including area code)



        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On November 15, 2004, Isramco, Inc. issued a press release reporting its financial results for the quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

        The information on this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements

        None

(b) Pro forma financial information

        None

(c) Exhibits

        99.1 Press Release dated November 15, 2004, reporting financial results for the quarter ended September 30, 2004.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused his report to be signed on its behalf by the undersigned hereunto duly authorized.



        DATE: NOVEMBER 19, 2004             ISRAMCO, INC.

                                            BY: /S/ HAIM TSUFF,

                                            HAIM TSUFF,
                                            CHIEF EXECUTIVE OFFICER